FOIA CONFIDENTIAL

TREATMENT REQUESTED

FOURTH AMENDMENT TO

CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 24, 2008 by and among ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), each lender identified on the signature page hereof (collectively, (“Lenders”), and BANK OF AMERICA, N.A., as agent for Lenders (“Agent”).

RECITALS

A. Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of March 25, 2005 (the “Original Credit Agreement”), pursuant to which Lenders established a revolving line of credit to Borrower;

B. Borrower, Agent and Lenders entered into the First Amendment to Credit Agreement dated as of September 29, 2005 (the “First Amendment”);

C. Borrower, Agent and Lenders entered into the Second Amendment to Credit Agreement dated as of April 25, 2007 (the “Second Amendment”);

D. Borrower, Agent and Lenders entered into the Third Amendment to Credit Agreement dated as of July 30, 2007 (the “Third Amendment”);

E. The Original Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to as the “Amended Original Credit Agreement;”

F. Borrower, Lenders and Agent wish to further amend the Amended Original Credit Agreement as set forth in this Amendment; and

G. The Amended Original Credit Agreement, as amended by this Amendment and as amended from time to time hereafter, is referred to as “this Agreement” or the “Credit Agreement;”

NOW, THEREFORE, the parties agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement and shall be construed in accordance with the rules of construction set forth therein.

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TREATMENT REQUESTED

2. Amendment to Definition of “Applicable Rate”. The definition of “Applicable Rate” under the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Applicable Rate” means the following percentages per annum: (i) with respect to the Commitment Fee, [***]; (ii) with respect to the Eurodollar Rate, [***]; and (iii) with respect to the Base Rate, [***].

3. Amendment to Definition of “Compliance Certificate.” The definition of “Compliance Certificate” is hereby deleted in its entirety and replaced with the following:

“Compliance Certificate” means a certificate substantially in the form of Exhibit C to the Fourth Amendment to Credit Agreement among the Borrower, the Lenders and the Agent.

4. Deletion of Definition of “Fixed Charge Coverage Ratio.” The definition of “Fixed Charge Coverage Ratio” is hereby deleted in its entirety.

5. Amendment to Section 6.12. Sections 6.12(a), 6.12(b) and 6.12(c) are hereby deleted and replaced with the following:

Maintenance of Unrestricted Cash. Maintain at all times total unrestricted cash and cash equivalents and marketable securities (as determined in accordance with GAAP) of not less than Five Hundred Million Dollars ($500,000,000.00).

6. Amendment Fee. Immediately upon the execution and delivery of this Amendment, Borrower shall pay: (i) to Agent for the pro rata benefit of those Lenders that sign this Amendment, an amendment fee equal to [***] of each such Lender’s Commitment (the “Amendment Fee”); and (ii) to the Administrative Agent and the Syndication Agent for their respective benefits an amendment arrangement fee in the amount set forth in a separate letter of even date herewith. Each signing Lender’s pro rata share of the Amendment Fee shall equal a fraction expressed as a percentage (carried out to the ninth decimal place) whose numerator is such Lender’s Commitment and whose denominator is the Aggregate Commitments of the signing Lenders.

7. Conditions to Effectiveness. This Amendment shall be effective upon the Agent’s receipt of counterparts of this Amendment, duly executed and delivered by Borrower, Agent and Lenders constituting the Required Lenders, sufficient in number for distribution to Agent, Lenders and Borrower

8. Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower agrees that representations and warranties made in this Amendment shall constitute representations and warranties under Article V of the Credit Agreement.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9. Reimbursement for Expenses. Borrower shall promptly reimburse Agent for all expenses actually incurred by Agent in connection with the preparation of this Amendment. Such expenses shall include all other costs or expenses incurred by Agent or Bank of America N.A. as Lender in connection with this Amendment or the transactions contemplated hereby, including, without limitation, all attorneys’ fees and costs incurred in connection with the preparation, negotiation and execution of this Amendment.

10. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

11. Miscellaneous.

(a) Entire Agreement. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington, excluding its conflict of laws rules.

(c) Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Intentionally Left Blank]

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TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	ALASKA AIRLINES, INC.

	By:	/s/ Jay Schaefer
	Name:	Jay Schaefer
	Title:	Vice President, Finance & Treasurer

LENDERS:	BANK OF AMERICA, N.A.,

	By:	/s/ James J. Teichman
	Name:	James J. Teichman
	Title:	Senior Vice President

CITICORP USA, INC., as a Lender

	By:	/s/ James J. McCarthy
	Name:	James J. McCarthy
	Title:	Managing Director & Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kurban H. Merchant
	Name:	Kurban H. Merchant
	Title:	Vice President

HSH NORDBANK AG, NEW YORK BRANCH, as a Lender

	By:	/s/ Eric Dollman
	Name:	Eric Dollman
	Title:	Senior Vice President, Transportation Americas

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TREATMENT REQUESTED

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

	By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Vice President

RZB FINANCE LLC, as a Lender

	By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Group Vice President

	By:	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

JPMORGAN CHASE BANK, as a Lender

	By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

	By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

ADMINISTRATIVE AGENT:	BANK OF AMERICA, NA., as Agent

	By:	/s/ Dora A. Brown
	Name:	Dora A. Brown
	Title:	Vice President

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TREATMENT REQUESTED

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

FOR THE PERIOD ENDING ___________, 200__

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of March 25, 2005 between Alaska Airlines, Inc., an Alaska corporation (“Borrower”), Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined).

The undersigned Responsible Officer hereby certifies as of the date hereof that he is the ______________________________ of Borrower, and that, as such, he is authorized to execute and deliver this Compliance Certificate to Administrative Agent on the behalf of Borrower, and that:

(A) The attached (unaudited) financial statements of Alaska Airlines, Inc. (“Borrower”) are complete and correct, and fairly present the financial condition of Borrower as of __________, 200_, and the results of the operations of Borrower for the period ended ____________, 200_, all in accordance with generally accepted accounting principles applied on a consistent basis; and

(B) No event has occurred which constitutes an Event of Default as defined in the Agreement or which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

(C) On each day during the fiscal quarter ending as of the date stated in the title of this Compliance Certificate, the Borrower maintained total unrestricted cash and cash equivalents (as determined in accordance with GAAP) of not less than Five Hundred Million Dollars ($500,000,000.00).

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ____________________, _________.

ALASKA AIRLINES, INC.

By:
Name:
Title: